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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A


                                 CURRENT REPORT

                                AMENDMENT NO. 1

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): September 24, 1996


                          RATIONAL SOFTWARE CORPORATION
                    ----------------------------------------
             (Exact name of registrant as specified in its charter)




           Delaware                     0-12167               54-1217099
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(State or Other Jurisdiction of     (Commission File      (IRS Employer
       Incorporation)                  Number)           Identification Number)


 2800 San Tomas Expressway, Santa Clara, CA                    95051
--------------------------------------------------           ------------
  (Address of Principal Executive Offices)                   (Zip Code)


       Registrant's telephone number, including area code: (408) 496-3600

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         The undersigned Registrant hereby amends Exhibits 1 and 2 of its
Current Report on Form 8-K dated September 24, 1996, which was filed on October 3, 1996 as set forth below.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         a.       Financial Statements.

                  Innapplicable.

         b.       Pro Forma Financial Information.

                  Inapplicable.

         c.       Exhibits

                  Exhibit Number 1, Agreement for Purchase and Sale of Assets between Rational Software Corporation and Microsoft Corporation dated October 2, 1996, and Exhibit Number 2, Development and License Agreement between Rational Software Corporation and Microsoft Corporation dated September 24, 1996, have been amended to include certain previously redacted portions.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:    October 16, 1996


                               RATIONAL SOFTWARE CORPORATION


                           By: /s/ Timothy A. Brennan
                               ------------------------------------
                               Timothy A. Brennan
                               Vice President, Finance and Administration


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                                  EXHIBIT LIST

Exhibit Number                Exhibit

   1 **Agreement for Purchase and Sale of Assets between Rational Software Corporation and Microsoft
                 Corporation, dated October 2, 1996

   2             **Development and License Agreement between
                 Rational Software Corporation and Microsoft
                 Corporation, dated September 24, 1996
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** The Company has requested confidential treatment for the redacted portions of these exhibits.




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